SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                December 10, 1996




                               CCF HOLDING COMPANY
                               -------------------
             (Exact name of Registrant as specified in its Charter)




            Georgia                          0-25846            58-2173616
----------------------------              --------------     ---------------
(State or other jurisdiction              (SEC File No.)      (IRS Employer
     of incorporation)                                       Identification
                                                                Number)




101 North Main Street, Jonesboro, Georgia                        30236
-----------------------------------------                      ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:           (770) 478-8881
                                                              --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               CCF HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------




Item 8.  Change in Fiscal Year
------------------------------

      The registrant determined, on December 10, 1996, to change its fiscal year end from September 30th to December 31st. A Form 10-KSB will be filed for the September 30, 1996 fiscal year. A transition report on Form 10-QSB will be filed for the fiscal quarter ended December 31, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               CCF HOLDING COMPANY




Date: December 24, 1996        By: /s/ David B. Turner
      -----------------            ---------------------------------------------
                                   David B. Turner
                                   President and Chief Executive Officer